UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
NeoVolta, Inc. (Name of Registrant as Specified in its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

192777 Neovolta Proxy Notice Rev3 Front

You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares.

NeoVolta, Inc.
c/o Continental Proxy Services
1 State Street, New York NY 10004

NeoVolta, Inc.
13651 Danielson Street. Suite A
Poway, California 92064

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
to be held on
December 10, 2024

*Shareholders are cordially invited to attend the Annual Meeting and vote in person. At the meeting, you will need to request a ballot to vote your shares.

Dear Shareholder,

The 2024 Annual Meeting of Shareholders of NeoVolta, Inc. will be held at 13651 Danielson Street, Suite A Poway, California 92064, on December 10, 2024, at 10:00 AM. Pacific Standard Time.

(1) To consider and act upon a proposal to elect to the Company's Board of Directors five persons nominated by the Board of Directors;

(2) To consider and act upon a proposal to ratify the appointment of MaloneBailey, LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2025; and

(3) To consider and approve the adoption of an amendment to the NeoVolta, Inc. 2019 Stock Plan to increase the number of shares of common stock authorized for issuance by 5,000,000 shares.

The Board of Directors recommends a vote "FOR" all nominees under Proposal 1 and "FOR" Proposals 2 and 3.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card.

Vote Your Proxy on the Internet:
Go to http://www.cstproxyvote.com
Have your notice available when you access the above website. Follow the prompts to vote your shares.

CONTROL NUMBER

The Proxy Materials are available for review at:
https://www.cstproxy.com/neovolta/2024

192777 Neovolta Proxy Notice Rev3 Back NeoVolta, Inc. 13651 Danielson Street. Suite A Poway, California 92064 Important Notice Regarding the Availability of Proxy Materials For the 2024 Annual Meeting of Shareholders to be Held On December 10, 2024 The following Proxy Materials are available to you to review at: https://www .cstproxy.com/neovolta/2024 the Company's Annual Report for the year ended June 30, 2024. the Company's 2024 Proxy Statement. the Proxy Card. any amendments to the foregoing materials that are required to be furnished to shareholders This is not a ballot . You cannot use this notice to vote your shares . This communication presents only an overview of the more complete proxy materials that are available to you on the Internet . We encourage you to access and review all of the important information contained in the proxy materials before voting . If you would like to receive a paper or e - mail copy of these documents, you must request one . There is no charge for such documents to be mailed to you . Please make your request for a copy as instructed below on or before November 26 , 2024 to facilitate a timely delivery . You may also request that you receive paper copies of all future proxy materials from the Company . ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Control number. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1 - 888 - 266 - 6791, or By logging on to https://www.cstproxy.com/neovolta/2024 or By email at: proxy@continentalstock.com Please include the company name and your control number in the subject line.